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                                                                   EXHIBIT 10.09
                                FIRST AMENDMENT
                                     TO THE
                          1988 PERFORMANCE UNIT PLAN
                              FOR KEY EMPLOYEES OF
                               TEMPLE-INLAND INC.
                              AND ITS SUBSIDIARIES



         WHEREAS, Temple-Inland Inc. (the "Company") maintains the 1988 Performance Unit Plan for Key Employees of Temple-Inland Inc. and Its Subsidiaries (the "Plan"); and

         WHEREAS, paragraph 12 of the Plan authorizes the Board of Directors (the "Board") of the Company to amend the Plan at any time in such respects as it deems advisable; and

         WHEREAS, the Board has determined that it is desirable to amend the Plan in response to certain recent tax law changes;

         NOW, THEREFORE, the Plan is hereby amended to add the following sentence to the end of paragraph 6(b) and to the end of paragraph 6(c)(ii):

         In no event shall any such modification or amendment increase the amount otherwise payable to a Participant.





                                                        Adopted February 4, 1994